                                                                  EXHIBIT 10.N.1
                               TERM LOAN ADDENDUM

                      FOR SERIES B-2 ADDITIONAL TERM LOANS

         Pursuant to subsection 2.1(c) of the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003, among GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), GulfTerra Energy Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), as amended by that certain First Amendment to Seventh Amended and Restated Credit Agreement dated as of December 1, 2003, by and among the Borrower, the Co-Borrower, the Lenders parties thereto and the Administrative Agent and that certain Second Amendment to Seventh Amended and Restated Credit Agreement dated as of April 23, 2004 (as so amended, the "Credit Agreement"), the undersigned hereby execute this Term Loan Addendum dated as of May 20, 2004 (this "Addendum"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         In consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Subject to the terms and conditions hereof and in the Credit Agreement, each Additional Term Loan Lender party to this Addendum agrees to make, on the Additional Term Loan Closing Date, term loans (the "Series B-2 Additional Term Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Additional Term Loan Commitment set forth on Schedule I attached hereto under the heading "Series B-2 Additional Term Loan Commitment". Once repaid, the Series B-2 Additional Term Loans may not be reborrowed.

         2. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Additional Term Loan Lender party to this Addendum (a) in semi-annual installments beginning on the date six months following the Additional Term Loan Closing Date for the Series B-2 Additional Term Loans and ending on the date that is the third anniversary following the Additional Term Loan Closing Date, an amount equal to $1,000,000 for each installment and (b) the then unpaid principal amount of each Series B-2 Additional Term Loan on the Additional Term Loan Maturity Date (as defined below).

         3. The "Applicable Margin" for the Series B-2 Additional Term Loans shall be on any day and with respect to any Series B-2 Additional Term Loans that are Alternate Base Rate Loans, 1.25% per annum and for any Series B-2 Additional Term Loans that are Eurodollar Loans, 2.25% per annum.

         4. The "Additional Term Loan Maturity Date" for the Series B-2 Additional Term Loans shall be October 11, 2007.

         5. The "Additional Term Loan Closing Date" for the Series B-2 Additional Term Loans shall be the date on which the conditions set forth in
Section 6.3 of the Credit Agreement are first satisfied or waived in respect of the Series B-2 Additional Term Loans, which shall occur on or prior to May 25, 2004.

                                     Page 1
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

         6. Each Additional Term Loan Lender party to this Addendum hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, effective as of the Additional Term Loan Closing Date, to:

                  (a) join the Credit Agreement as an Additional Term Loan Lender thereunder;

                  (b) be bound by all the terms in the Credit Agreement, other Loan Documents existing as of the date hereof and any other Loan Document to which it is a party; and

                  (c) perform all obligations required of it by the Credit Agreement and any other Loan Document to which it is a party, including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to such Additional Term Loan Lender's exemption from United States withholding taxes with respect to all payments to be made to such Additional Term Loan Lender under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         7. Subject to Article X of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         8. Subject to Article XII of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         9. Each Additional Term Loan Lender party to this Addendum hereby consents and agrees (i) to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in Section 6 thereof and (ii) that the address for notices under Section 11.2 of the Credit Agreement to such Additional Term Loan Lender is specified in Schedule I attached hereto.

         10. THIS ADDENDUM AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                     Page 2
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

         11. This Addendum may be executed by one or more of the parties to this Addendum on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Addendum signed by all the parties shall be lodged with the Borrower and the Administrative Agent.




                      [Signature Pages Begin on Next Page]





                                     Page 3
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

         IN WITNESS WHEREOF, the undersigned has executed this Addendum as of the 20th day of May, 2004.

                                            BORROWER:

                                            GULFTERRA ENERGY PARTNERS, L.P.


                                            By:    /s/ William G. Manias
                                               ---------------------------------
                                            Name:  William G. Manias
                                            Title: Chief Financial Officer


                                            CO-BORROWER:

                                            GULFTERRA ENERGY FINANCE CORPORATION

                                            By:    /s/ William G. Manias
                                               ---------------------------------
                                            Name:  William G. Manias
                                            Title: Chief Financial Officer


                                            ADMINISTRATIVE AGENT:

                                            JPMORGAN CHASE BANK,
                                            as Administrative Agent

                                            By:    /s/ Robert W. Traband
                                               ---------------------------------
                                            Name:  Robert W. Traband
                                            Title  Vice President




                                Signature Page 1
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

SERIES B-2 ADDITIONAL TERM LOAN LENDERS:



                                            JPMORGAN CHASE BANK

                                            By:    /s/ Robert W. Traband
                                                --------------------------------
                                            Name:  Robert W. Traband
                                            Title: Vice President





                                Signature Page 2
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

                                            SUNTRUST BANK

                                            By:    /s/ Mary Crawford Taylor
                                                --------------------------------
                                            Name:  Mary Crawford Taylor
                                            Title: Vice President




                                Signature Page 3
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM

                        SCHEDULE I TO TERM LOAN ADDENDUM
                      FOR SERIES B-2 ADDITIONAL TERM LOANS

    SERIES B-2 ADDITIONAL TERM LOAN LENDERS, SERIES B-2 ADDITIONAL TERM LOAN
           COMMITMENTS AND ADDITONAL TERM LOAN COMMITMENT PERCENTAGES

--------------------------------------------------------------------------------
                                                       SERIES B-2
  SERIES B-2 ADDITIONAL           SERIES B-2         ADDITIONAL TERM
  TERM LOAN LENDER NAME         ADDITIONAL TERM      LOAN COMMITMENT
 AND ADDRESS FOR NOTICES        LOAN COMMITMENT        PERCENTAGE
--------------------------------------------------------------------------------
JPMORGAN CHASE BANK               $100,000,000            50.00%
600 Travis - 20th Floor
Houston, Texas 77002
Attention: Robert Traband
Telephone: 713-216-1081
Fax:       713-216-8870

with a copy to:

J.P. Morgan Securities Inc.
600 Travis, CTH/86
Houston, TX 77002
Attention: George Serice
Telephone: 713-216-8079
Fax:       713-216-4583
--------------------------------------------------------------------------------
SUNTRUST BANK
303 Peachtree Street N.E.
10th Floor, MC 1929
Atlanta, Georgia 30308
Attention: Joe McCreery
Telephone: 404-532-0274
Fax:       404-827-6270           $100,000,000            50.00%
--------------------------------------------------------------------------------
                           TOTAL  $200,000,000.00        100.0000%
--------------------------------------------------------------------------------




                             Page 1 of Schedule I to
                    SERIES B-2 ADDITIONAL TERM LOAN ADDENDUM